Exhibit 99.4

Report of Independent Accountants on Applying

Agreed-Upon Procedures

New Residential Investment Corp.

1345 Avenue of the Americas

New York, New York 10105

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by New Residential Investment Corp. (the “Company” as the engaging party), Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, and Nomura Securities International, Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets (the “Properties”) included in the Final Data Tape (as defined below) with respect to the NRMLT 2022-SFR1 securitization (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets included in the Final Data Tape.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, for the procedures outlined in Exhibit 1, the Specified Parties agreed on a sample size of 300 Properties, which was selected using a simple random sample from the pool of 1,200 assets identified by the Company as being the Properties that will collateralize the Transaction.

In connection with the Transaction, for the procedures outlined in Exhibit 2, the Specified Parties have requested that the procedures be performed on the entire pool of assets in the Final Data Tape identified by the Company as being the Properties that will collateralize the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the assets to stated underwriting, standards, criteria or other requirements;

PricewaterhouseCoopers LLP, 655 New York Ave, NW, Suite 1100, Washington, DC 20001 T: (202) 414 1000, www.pwc.com/us

•	The value of such assets; and

•	The compliance of the originator or purchaser of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, the loan agreement or other offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
(iii)	The reasonableness of any of the assumptions provided by the Responsible Party; and
(iv)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the Initial Data Tape or the Final Data Tape based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of performing these agreed-upon procedures, no exceptions were reported for differences within the tolerances stated in Exhibit 1 of this report.

We make no representations regarding the methodologies or assumptions provided to us by the Company.

Except as described in this report, we performed no procedures to determine the accuracy or completeness of the information contained in the Data Files.

Data, Information and Documents Provided

•	The phrase “compared” refers to the comparison of one or more data attributes to underlying documentation.

•	The phrase “recalculated” refers to a recalculation of one of more data attributes using a prescribed methodology.

•	The phrase “in agreement” refers to the comparison or recalculation of one or more Specified Attributes which resulted in a match, or a difference that was within the Company provided tolerance level (if any), as indicated within Exhibit 1 and Exhibit 2.

•	The phrase “Property Cut-Off Date” refers to December 15, 2021.

•	The phrase “Box” refers to the website used to store the Source Documents used for the purposes of our procedures.

•	The phrase “MTM” refers to Properties that are leased on a month to month basis.

•	The phrase “Lease Review Date” refers to December 23, 2021.

•	The phrase “Sample Attributes” refers to the data attributes listed in the table below:

Sample Attributes
Lease Start Date	Acquisition Type
Lease End Date	Acq Date
Leased Rent Amount	Purchase Price

•	The phrase “Specified Attributes” refers to the Sample Attributes and the data fields listed in Exhibit 2.

The “Data Files” refer to the following files provided to us by the Company:

•	An electronic data file labeled “NRMLT 2022-SFR1 Tape_12.21.2021.xlsx” received on December 21, 2021 containing the Sample Attributes as of the Property Cut-Off Date for the pool of assets identified by the Company as being the Properties that will collateralize the Transaction (the “Initial Data Tape”);

•	An electronic data file labeled “NRMLT 2022-SFR1 Tape_12.22.2021.xlsx” received on December 22, 2021 containing the Sample Attributes as of the Property Cut-Off Date for the pool of assets identified by the Company as being the Properties that will collateralize the Transaction (the “Final Data Tape”);

•	Tenant ledgers from the Company’s property management system, that were provided through the Box, evidencing the transaction history of each Month to Month Sample Property (as defined below) (the “MTM Support File”);

•	Certain lease and purchase documentation relating to the Properties that were made available on Box or via email, as applicable (the “Source Documents”); and

•	Certain electronic data files that were provided through the Box or via email, as applicable, evidencing Acquisition Type and Purchase Price Sample Attributes, listed and defined as follows:

o	An electronic data file labeled “renu_export.xlsx” (the “Acquisition Type File”);
o	Five (5) electronic data files, labeled “RENU-NRZ Bulk Acquisitions - Purchase Prices.xlsx”, “Resibuilt1 NRZ PSA_9.25.19_execution version.pdf”, “RCM Fund 1 Owner - FULLY EXECUTED CLOSING DOCUMENTS.pdf”, “ResiBuilt Homes - FULLY EXECUTED CLOSING DOCUMENTS.pdf”, and “ResiBuilt 1 - FULLY EXECUTED CLOSING DOCUMENTS.pdf” (together, the “Bulk Purchase Price File”)

•	Certain electronic data files provided for the purposes of performing the electronic comparison and recalculation procedures enumerated in Exhibit 2 (the “Supplemental Data Files”), listed and defined as follows:

o	An electronic data file labeled Clear Capital NRMLT 2021-SFR1_BPO Support (3) (1).xlsx” (the “BPO Results File”);
o	An electronic data file labeled “Moneyball MSA Mapping_12.21.2021.csv” (the “MSA Support File”);
o	An electronic data file labeled “Raw Rehab Ledger 12-15-21.csv” (the “Cap Costs File”);
o	An electronic data file labeled “renu_export.xlsx” (the “Taxes, Insurance and HOA File”);

Procedures Performed

1.	Using the Initial Data Tape, we randomly selected 300 Properties (the “Sample Properties”) from the 1,200 Properties represented on the Initial Data Tape. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Initial Data Tape based on the sample size and results of the procedures performed.

For each of the Sample Properties, using the information, instruction, and assumptions provided by the Company and listed in Exhibit 1, we compared the Sample Attributes, as shown on the Initial Data Tape, with the corresponding information in the applicable Source Documents provided by the Company as of the Lease Review Date. For the purposes of our comparison procedures, we were instructed by the Company to use the logic enumerated in the applicable “Comparison Instructions” section of Exhibit 1. We make no representations regarding the methodologies or assumptions provided to us by the Company.

For each Sample Attribute, for the purposes of our comparison procedures, we were instructed by the Company to use the tolerances listed in Exhibit 1 as the maximum acceptable difference.

We compared the Sample Attributes in the Initial Data Tape for the Sample Properties to the Source Documents and found them to be in agreement, with the exception of the following differences (the “Purchase and Lease Discrepancies”):

Table 1: Purchase and Lease Discrepancies

#	Sample Attribute	Initial Data Tape Value	Source Document Value
298808	Lease Start Date	2/15/2021	3/18/2021
305961	Lease Start Date	1/25/2018	1/1/2020
305961	Leased Rent Amount	$1,000	$1,475

2.	For each of the Sample Properties included in the Final Data Tape provided by the Company, we performed the following procedures:

a)	For the Sample Attributes relating to the Purchase and Lease Discrepancies, we compared the “Source Document Value” shown in Table 1 to the corresponding Sample Attribute value in the Final Data Tape and noted no differences; and

b)	For each other Sample Attribute that did not have a Purchase and Lease Discrepancy, we compared the Initial Data Tape to the Final Data Tape and noted no differences.

For Sample Property #299132, we noted its Lease Start Date changed from 3/1/2021 in Initial Data Tape to 2/24/2021 in Final Data Tape. The corresponding Source Document Value is 2/24/2021, which is in agreement with such Sample Attribute in both the Initial Data Tape and the Final Data Tape within the tolerance as stated in Exhibit 1.

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Final Data Tape based on the sample size and results of the procedures performed.

3.	On the Final Data Tape, we identified 14 Properties where the MTM data attribute was equal to “Yes”. Of these 14 Properties, 3 of the Properties (the “Month to Month Sample Properties”) were part of the Sample Properties. Using the MTM Support File provided by the Company, the Final Data Tape, and the methodology provided by the Company, we agreed that for each of the Month to Month Sample Properties:

a)	the Status (12/15) data attribute was equal to “MtM” within the Final Data Tape;

b)	the Lease End Date data attribute is prior to the Property Cut-Off Date; and

c)	as indicated in the MTM Support File,

•	the tenants of Sample Properties #305868 and #268448 had been charged and paid rent for the month of December 2021;
•	the tenant of Sample Property #305961 had been charged but not paid rent for the month of December 2021 as of the Property Cut-Off Date.

4.	Using the information, instruction, and assumptions provided by the Company, for each of the Properties represented in the Final Data Tape, we performed the respective procedures for the fields listed in Exhibit 2. The Company provided the Final Data Tape, Supplemental Data Files and certain calculation methodologies as identified in Exhibit 2 for the purposes of comparing or recalculating each characteristic and instructed us to use these methodologies for the purpose of our procedures. We make no representations regarding the methodologies or assumptions provided to us by the Company.

In performing this engagement, we received one or more preliminary data files and performed certain procedures as set forth in Exhibit 2. The procedures identified differences, which were communicated to the Responsible Party. The Responsible Party revised one or more of the preliminary data files based on such communicated differences, where they determined it to be appropriate.

We performed these procedures on the Final Data Tape, and we either (i) compared the information in the Supplemental Data Files to the Final Data Tape, as applicable or (ii) compared the recalculated values to the corresponding values in the Final Data Tape, as applicable, and, in each case, found them to be in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of the collateral assets included in the Final Data Tape. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to

Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

December 30, 2021

Exhibit 1

Sample Attribute: Lease Start Date

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of the lease start date procedure, for Properties where the MTM data attribute equals “No” in the Initial Data Tape, the “Relevant Lease Agreement” is the lease agreement, lease amendment, or lease renewal addendum most recently uploaded to Box by the Company as of the Lease Review Date and signed by both the tenant and property manager on or prior to the Property Cut-Off Date.

For Properties where the MTM data attribute equals “Yes” in the Initial Data Tape, the “Relevant Lease Agreement” is the lease agreement, lease renewal addendum, or lease amendment that was a) most recently uploaded to Box by the Company as of the Lease Review Date, and b) the latest lease agreement that was entered into prior to the Property Cut-Off Date.

Lease Start Date in the Relevant Lease Agreement equals to:

1)	if the lease agreement or lease amendment encompasses the Property Cut-Off Date, lease start date in such Relevant Lease Agreement; or
2)	if the lease agreement or lease amendment expired before Property Cut-Off Date, and the lease renewal addendum encompasses the Property Cut-Off Date, one (1) day after the lease end date in the expired lease agreement or lease amendment

For Sample Property #299257, the Company informed us such property went month-to-month for a period of time before the renewal was executed and went into effect on 5/1/2021. The Relevant Lease Agreement shows lease renewal addendum was signed by both the tenant and property manager on 4/30/2021. The Company instructed us to use 5/1/2021 as the Lease Start Date for such Sample Property.

For Properties where the Status (12/15) data attribute equals “Occupied” or “MtM” in the Initial Data Tape, we compared the Lease Start Date Sample Attribute to information available in the Relevant Lease Agreement.

Sample Attribute: Lease End Date

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of the lease end date procedure, for Properties where the MTM data attribute equals “No” in the Initial Data Tape, the “Relevant Lease Agreement” is the lease agreement, lease amendment, or lease renewal addendum most recently uploaded to Box by the Company as of the Lease Review Date and signed by both the tenant and property manager on or prior to the Property Cut-Off Date.

For Properties where the MTM data attribute equals “Yes” in the Initial Data Tape, the “Relevant Lease Agreement” is the lease agreement, lease amendment, or lease renewal addendum that was a) most recently uploaded to Box by the Company as of the Lease Review Date, and b) the latest lease agreement that was entered into prior to the Property Cut-Off Date.

For Properties where the Status (12/15) data attribute equals “Occupied” or “MtM” in the Initial Data Tape, we compared the Lease End Date Sample Attribute to information available in the Relevant Lease Agreement.

Sample Attribute: Leased Rent Amount

Tolerance Level: +/- $30

Comparison Instructions:

For the purposes of the monthly rent amount procedure, for Properties where the MTM data attribute equals “No” in the Initial Data Tape, the “Relevant Lease Agreement” is the lease agreement, lease amendment, lease renewal addendum, or tenant ledger most recently uploaded to Box by the Company as of the Lease Review Date and signed by both the tenant and property manager on or prior to the Property Cut-Off Date.

For Properties where the MTM data attribute equals “Yes” in the Initial Data Tape, the “Relevant Lease Agreement” is the lease agreement, lease addendum, lease renewal letter, or tenant ledger that was a) most recently uploaded to Box by the Company as of the Lease Review Date, and b) the latest lease agreement that was entered into prior to the Property Cut-Off Date.

For Properties where the Occupancy Status data attribute equals “Occupied” or “MtM” in the Initial Data Tape, we compared the Leased Rent Amount Sample Attribute to the applicable monthly rent information available in the Relevant Lease Agreement.

Sample Attribute: Acquisition Type

Tolerance Level: n/a

Comparison Instructions:

1)	If multiple properties are listed on the settlement statement, or purchase agreement and addendum when the settlement statement is not available, then compared the Acquisition Type Sample Attribute to “Bulk”.

2)	If only one property is listed on the settlement statement, or purchase agreement and addendum when the settlement statement is not available, then compared the Acquisition Type Sample Attribute to Acquisition Type value in the Acquisition Type File.

Sample Attribute: Acquisition Date

Tolerance Level: +/- 30 days

Comparison Instructions:

1)	If a settlement statement is available, compared the Acquisition Date Sample Attribute to information available in the settlement statement. If a settlement statement is not available, then

2)	If a purchase agreement and addendum is available, compared the Acquisition Date Sample Attribute to information available in the purchase agreement.

Sample Attribute: Purchase Price

Tolerance Level: +/- $10

Comparison Instructions:

1)	If a settlement statement is available, compared the Purchase Price data attribute to information available in the settlement statement. If a settlement statement is not available, then

2)     If a purchase agreement and addendum is available, compared the Purchase Price data attribute to information available in the purchase agreement.

3)	If multiple properties are listed on either the settlement statement, or purchase agreement and addendum, use the disaggregation of Purchase Price at the property level found within the applicable document used or Bulk Purchase Price File, as applicable, then compared the Purchase Price Sample Attribute to this disaggregated information.

Exhibit 2

Data Field	Procedure	Calculation	Data File Tab(s)
House/St. Name	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
City	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
State	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
ZIP	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
MSA	Final Data Tape to Supplemental Data File electronic comparison	n/a	MSA Support File
Rehab to Date	Recalculate and compare	Recalculation: sum(Debit) - sum(Credit)	Cap Costs File
Total Investment Basis	Recalculate and compare	Recalculation: Purchase Price + Rehab to Date	n/a
BPO Value	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
BPO Date	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File
U/W Annual Gross Potential Rent	Recalculate and compare	Recalculation: if Status (12/15)=Vacant, Underwritten Rent*12, otherwise, Leased Rent Amount*12	n/a
U/W Annual Other Income	Recalculate and compare	Recalculation: 1% * U/W Annual Gross Potential Rent	n/a
U/W Annual Vacancy	Recalculate and compare	Recalculation: 4.25% * (U/W Annual Gross Potential Rent + U/W Annual Other Income)	n/a
U/W Annual Effective Gross Income	Recalculate and compare	Recalculation: U/W Annual Gross Potential Rent + U/W Annual Other Income - U/W Annual Vacancy	n/a
U/W Annual Real Estate Taxes	Final Data Tape to Supplemental Data File electronic comparison	n/a	Taxes, Insurance and HOA File
U/W Annual Property Management Fee	Recalculate and compare	Recalculation: 8% * U/W Annual Effective Gross Income	n/a
U/W Annual HOA Fees	Final Data Tape to Supplemental Data File electronic comparison	n/a	Taxes, Insurance and HOA File
U/W Annual Insurance	Final Data Tape to Supplemental Data File electronic comparison	n/a	Taxes, Insurance and HOA File
U/W Annual Repairs and Maintenance	Recalculate and compare	Recalculation: if Pool Flag (Y/N) = Y, $2,200 per property; otherwise, $1,200 per property	n/a

Data Field	Procedure	Calculation	Data File Tab(s)
U/W Annual Turnover Costs	Recalculate and compare	Recalculation: if Status (12/15)=Vacant, Underwritten Rent*33%, otherwise, Leased Rent Amount*33%	n/a
U/W Annual Leasing and Marketing Costs	Recalculate and compare	Recalculation: (U/W Annual Gross Potential Rent/12*0.5)*33% + $250*67%	n/a
U/W Annual Other Expenses	Recalculate and compare	Recalculation: $59.4 per property	n/a
U/W Annual NOI	Recalculate and compare	Recalculation: U/W Annual Effective Gross Income - U/W Annual Real Estate Taxes - U/W Annual Property Management Fee - U/W Annual HOA Fees - U/W Annual Insurance - U/W Annual Repairs and Maintenance - U/W Annual Turnover Costs - U/W Annual Leasing and Marketing Costs - U/W Annual Other Expenses	n/a
U/W Annual CapEx Reserve	Recalculate and compare	Recalculation: $750 per property	n/a
U/W Annual NCF	Recalculate and compare	Recalculation: U/W Annual NOI - U/W Annual CapEx Reserve	n/a